SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934



                                 Date of Report
                                October 24, 2000
                        (Date of earliest event reported)


                               CAVALIER HOMES, INC.
               (Exact name of registrant as specified in its charter)


                                    Delaware
                    (State or other jurisdiction of incorporation)




         1-9792                                  63-0949734
  ------------------------          ----------------------------------

    (Commission File No.)             (IRS Employer Identification No.)




Highway 41 North & 32 Wilson Boulevard
          Addison, Alabama                                  35540
    ----------------------------              ----------------------------------
(Address of principal executive offices)                  (Zip Code)



                               (256) 747-9800
          --------------------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

                  On October 24, 2000, Cavalier Homes, Inc. eliminated its regular quarterly dividend. The Company had already reduced the rate of the dividend, in July, to one cent ($0.01) per share from the four cents ($0.04) per share dividends Cavalier had paid previously. Information concerning the dividend is included in a press release of Cavalier made on October 24, 2000, a copy of which is attached as an exhibit to this filing and which is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.


         (c)      Exhibits.

                  99.1 - Press release dated October 24, 2000 with respect to the elimination of dividends.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                         CAVALIER HOMES, INC.
                                                            (Registrant)



Date: October 24, 2000                                 By  /s/ DAVID A. ROBERSON
                                                        ------------------------
                                                           David A. Roberson
                                                           Its President